UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2014 (July 3, 2014)

GREIF, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road, Delaware, Ohio	43015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 549-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	(1)	Ernst & Young LLP (“EY”) has been the independent registered public accounting firm for Greif, Inc. (the “Company”). On July 3, 2014, EY informed the Company that it is resigning as the Company’s independent public accounting firm effective after the Company files its Form 10-Q for its fiscal quarter ending July 31, 2014, which the Company anticipates filing on or about September 9, 2014.

	(2)	For the two fiscal years ended October 31, 2013, the reports of EY on the Company’s consolidated financial statements did not contain an adverse opinion, or a disclaimer of opinion, nor were any such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

	(3)	In connection with the audits of consolidated financial statements for each of the Company’s two fiscal years ended October 31, 2013 and the subsequent period through July 3, 2014, there were no disagreements between EY and the Company regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope which, if not resolved to the satisfaction of EY, would have caused it to make reference thereto in its reports on the financial statements for such years.

	(4)	As disclosed in the Company’s Annual Reports on Form 10-K for the years ended October 31, 2013 and 2012 (the “2013 and 2012 Form 10-Ks”) and in its Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2014 (the “2014 Second Quarter Form 10-Q”), management has concluded that the Company did not maintain effective internal control over financial reporting as of October 31, 2013 and 2012 and April 30, 2014 as a result of material weaknesses described in Item 9A of the 2013 and 2012 Form 10-Ks and in Item 4 of the 2014 Second Quarter Form 10-Q, which disclosure is incorporated herein by reference. EY issued an adverse opinion on the effectiveness of internal controls over financial reporting as of October 31, 2013 and 2012 as a result of the material weaknesses identified therein. The Company’s Audit Committee has discussed the material weaknesses in the Company’s internal control over financial reporting with EY and has authorized EY to respond fully to the inquiries of the Company’s new independent accountant concerning such material weaknesses.

	(5)	The Company has provided a copy of this Form 8-K to EY and has requested that EY furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements in this item 4.01(a). A copy of such letter, dated July 8, 2014, is filed as Exhibit 16 to this Form 8-K.

(b)		The Company’s Audit Committee has directed the Company’s management to prepare and seek requests for proposals from certain independent registered public accounting firms regarding the audit of the Company’s financial statements for its fiscal year ending October 31, 2014. The Company shall file a Form 8-K under Item 4.01(b) of that report at such time as the new independent registered public accounting firm has been engaged, which report shall provide the information required by Item 304(a)(2) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16	Letter from Ernst & Young LLP dated July 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.

Date: July 8, 2014	By	/s/ Lawrence A. Hilsheimer
Lawrence A. Hilsheimer Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from Ernst & Young LLP dated July 8, 2014.